EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2

Supplement to Prospectus and Summary Prospectuses dated May 1, 2019

Class B shares of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (each a “Fund”) have been converted to the corresponding Class A shares of each Fund. Effective October 15, 2019, all references to each Fund’s Class B shares are removed from the Prospectus and each Fund’s Summary Prospectus.

October 15, 2019	33361 10.15.19